Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Greater China Equity Fund
Neuberger Berman Global Real Estate Fund
 Supplement to the Summary Prospectuses and Prospectuses, each dated December 19, 2022, and the Statement of Additional Information, dated December 19, 2022, as amended and restated March 3, 2023, as may be further amended and supplemented

On March 30, 2023, the Board of Trustees of the Equity Funds approved:
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the conversion of Neuberger Berman Greater China Equity Fund (the “Greater China Equity Fund” or “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “China Equity ETF” or “ETF”); and

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the conversion of  Neuberger Berman Global Real Estate Fund (the “Global Real Estate Fund” or “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “Global Real Estate ETF” or “ETF”) (collectively, the “Conversions”).

Each Conversion will be effected through the reorganization of the Mutual Fund into the ETF.

After the Conversion, it is anticipated that the China Equity ETF will have a different principal investment strategy, will not be sub-advised by Green Court Management Limited and will have different portfolio managers than Greater China Equity Fund. It is anticipated that shortly before the Conversion, investment professionals of Neuberger Berman will assume day-to-day portfolio management responsibilities for the Greater China Equity Fund. More information regarding these changes will be provided to shareholders of the Greater China Equity Fund in a combined information statement/prospectus.

After the Conversion, it is anticipated that the Global Real Estate ETF will continue to have the same portfolio managers and will be managed in a substantially similar manner as the Global Real Estate Fund.

It is anticipated that prior to the Conversion Class A and Class C shares of each of Global Real Estate Fund and Greater China Equity Fund will be converted into Institutional Class. It is expected that Institutional Class of Neuberger Berman Global Real Estate Fund will remain open to new purchases until shortly before its Conversion.  Institutional Class of Neuberger Berman Greater China Equity Fund will continue to remain closed to new purchases until its Conversion.

Each ETF will not commence investment operations prior to its Conversion and each ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. It is anticipated that each Conversion will occur during the third quarter of 2023.

Prior to the Conversion, existing shareholders of each of Greater China Equity Fund and Global Real Estate Fund will receive a combined information statement/prospectus describing in detail both the Conversion and the respective ETF involved in the Conversion. It is anticipated that neither Conversion will require shareholder approval. After the Conversion, it is anticipated that each ETF’s shares will be offered to the public and traded on an exchange.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with each

Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in a Conversion.

Effective March 31, 2023, Rule 12b-1 fees on all applicable share classes for Greater China Equity Fund and Global Real Estate Fund will be waived.

The date of this supplement is March 31, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com